UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: November 1, 2017

SMARTFINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	333-203449	62-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600 Knoxville, Tennessee	37919
(Address of Principal Executive Offices)	(Zip Code)

(865) 437-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K filed by SmartFinancial, Inc., a Tennessee corporation (the “Company”) on November 7, 2017 (the “Original Report”), in which the Company reported, among other events, the completion of its merger (the “Merger”) with Capstone Bancshares, Inc., an Alabama corporation (“Capstone”). This Amendment provides (i) the historical financial statements required by Item 9.01(a) and (ii) the unaudited pro forma financial information required by Item 9.01(b) that were omitted from the Original Report in reliance on Item 9.01(a)(4) and Item 9.01(b)(2), respectively. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. All information contained in the Original Report is subject to updating and supplementing as provided in the Company’s reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited financial statements of Capstone as of and for the years ended December 31, 2016 and 2015, including the reports of its independent accounting firm, Warren Averett, LLC, and the unaudited financial statements of Capstone as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016 are filed herewith as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma effect of the Merger on the Company is described in the unaudited pro forma combined condensed balance sheet of the Company at September 30, 2017, the unaudited pro forma combined condensed statements of income of the Company for the nine months ended September 30, 2017 and for the year ended December 31, 2016, and the notes thereto that are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signature hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.

Date:	January 17, 2018
/s/ William Y. Carroll, Jr.
William Y. Carroll, Jr.
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Warren Averett, LLC

99.1	Audited financial statements of Capstone Bancshares, Inc. for the years ended December 31, 2016 and 2015

99.2	Unaudited financial statements of Capstone Bancshares, Inc. for the nine months ended September 30, 2017 and 2016

99.3
Unaudited pro forma combined condensed balance sheet of SmartFinancial, Inc. as of September 30, 2017, and the unaudited pro forma combined condensed statements of income of SmartFinancial, Inc. for the nine months ended September 30, 2017 and for the year ended December 31, 2016